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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)- January 31, 1997


                                   HUBCO, INC.
               (Exact Name of Registrant as Specified in Charter)


                                   New Jersey
                  State or Other Jurisdiction of Incorporation)

       1-10699                                 22-2405746
(Commission File Number)            (IRS Employer Identification No.)

               1000 MacArthur Boulevard, Mahwah, New Jersey 07430
                    (Address of Principal Executive Offices)

                                 (201) 236-2630
                         (Registrant's Telephone Number)


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Item 5.  Other Events.

         HUBCO, Inc. (the "Company") acquired Westport Bancorp, Inc. ("Westport") effective December 13, 1996. The Company is required to report the consolidated results of operations for the 30 day period following the acquisition to terminate the prohibition on sales or transfers by affiliates. This report on Form 8-K is designed solely to present the combined financial results for the Comany and its subsidiaries, including Westport, for the month ended January 31, 1997. These results are not necessarily indicative of the results which the Company may report for the quarter ending March 31, 1997.

         The sole purpose of these financial statements is to report the combined results of operations for the one month period. They should not be relied upon for any other purpose.

                                    For the One Month
                                    Period Ended
                                    January 31, 1997
                                    (in thousands)


Income Before Income Taxes          $5,032
Income Taxes                        $1,974
                                    ------

Net Income                          $3,058
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registration has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                         HUBCO, INC.


Dated: February 20, 1997            By: D.LYNN VAN BORKULO-NUZZO /S/
                                        ----------------------------
                                        D. Lynn Van Borkulo-Nuzzo
                                        Executive Vice President